AUTO ITALIA
90 Sung Wong Toi Road
Kow1oon
Hong Kong

Modena, 25 May, 2005

Re:	Importship Agreement (the ¡§AGREEMENT¡¨) dated as of January 1st 1996 between Auto Italia Limited (“Auto Italia”) and Maserati S.p.A. (“Maserati”)

We refer to our agreements and confirm the further stipulations agreed under the AGREEMENT;

Now it’s hereby agreed as follows:

1.	Words and expressions used in this letter which are defined in the AGREEMENT shall bear the meaning ascribed to them therein.

2.	As from June 1, 2005, the delivery conditions for the CONTRACT AUTOMOBILES (the CONTRACT PRODUCTS) shall be modified as follows:

(i)
MASERATI, directly or through a third party of its choice, shall prepare and pack the CONTRACT PRODUCTS for shipment and transportation by whatever method and form it may deem appropriate in order to ensure their safety and integrity. The Parties agree that all costs and expenses necessary for such preparation and packing shall be borne exclusively by Auto Italia, which shall reimburse Maserati at Maserati’s simple request; such costs are set in ¡§Enclosure B¡¨ for 2005, and they might be revised and agreed in writing between the parties from 2006 onwards.

(ii)
While any delivery of CONTRACT PRODUCTS shall take place Ex-works, a separate invoice shall be issued for freight costs and expenses to Auto Italia facility in HK (to be indicated by Auto Italia to the forwarder at time of arrival of the CONTRACT PRODUCTS at HK port or airport, and to be chosen among the destination set in “Enclosure C”).

Accordingly, (i) Auto Italia shall reimburse to Maserati any and all costs and expenses borne by Maserati for the transportation from Maranello factory to the Auto Italia facility in HK and for the insurance at Maserati’s simple request, such costs are set in “Enclosure B” for 2005, and they might be revised and agreed in writing between the parties from 2006 onwards; and (ii) Auto Italia shall have the exclusive responsibility for obtaining any required import licenses or quotas for the purpose of importing the CONTRACT PRODUCTS in the TERRITORY, including the customs declaration for such importation.

(iii)	For every single car, Auto Italia will inform Maserati which mean of transport should be used for the shipment. The communication should be given as soon as the car get ready (Modis Status 85).

(iv)	Auto Italia will settle the payment of freight costs and expenses invoice as per Maserati standard payment terms, as soon as Maserati will issue it.

(v)
Maserati reserves the right to modify the delivery conditions set forth in paragraph (i) and (ii) above at any time by giving at least one month prior written notice to Auto Italia. Auto Italia will notify Maserati about any possible repeated problem related to the transportation and the delivery of the CONTRACT PRODUCTS.

(vi)
Auto Italia shall accept the CONTRACT PRODUCTS delivered by MASERATI in any case, without prejudice however to its claims and warranty rights under the AGREEMENT. To this regard, the CONTRACT PRODUCTS shall be deemed accepted by Auto Italia without reservation unless Auto Italia notifies MASERATI in writing within 7 (seven) days from the delivery date to Auto Italia facility in HK an appropriate and specific written complaint (whose rules are specified in “Enclosure A”) clearly stating the reasons thereof.

(vii)
AUTO ITALIA shall neither take nor solicit MASERATI to take any action which would violate any applicable laws and regulations in respect of import of the CONTRACT PRODUCTS and shall defend and indemnify and MASERATI for any reasonable cost, loss or damage arising out of or related to such action.

All the other provisions of the AGREEMENT shall remain in full force and effect in accordance with the terms thereof.

This letter is issued in duplicate, if you agree with and consent to the terms of this letter, please sign the originals and we’ll then return one of the originals to you.

Enclosure “A and B and C” annexed

Yours faithfully,

I hereby accept the foregoing terms and conditions, which shall therefore be fully inding and enforceable on me, this day 30th day of May 2005.

AUTO ITALIA LIMITED

Enclosure “A”

MASERATI- HONG KONG MARKET
TRANSPORTS BY VESSEL / AIR : DELIVERY to Auto Italia’s facility in HK
TRANSPORT POLICY - AUGUSTA ASSICURAZIONI S.P.A.

You can find here-below all relevant rules to be followed in relation to the claim handling occurred during the transit in question. Once the CONTRACT AUTOMOBILES are arrived at their destination (i.e., Auto Italia’s PDI center, hereinafter referred to as the “Destination”) during their delivery to Auto Italia the procedure quoted here-under must be strictly followed in order to be enabled to correctly ascribe the liability for losses and/or damage occurring during the different stages of transport (collectively, “Damage”) and to quickly reimburse Auto Italia with the amount it claimed for:

1. During the CONTRACT AUTOMOBILES delivery a careful check must be done in contradictory between the parties (carrier who is delivering the CONTRACT AUTOMOBILES and Auto Italia who is collecting the CONTRACT AUTOMOBILES) by notifying the Carrier and formally writing on the transport documents all possible anomalies, Damage, shortages ascertained during the CONTRACT AUTOMOBILES delivery.

2. Within the 5 (five) business days subsequent to the delivery to the Destination, the Carrier has to be notified with whatsoever Damage ascertained subsequently as to say not visible during the delivery by registered letter with acknowledgment of receipt (term to be accepted by the transporter).

3. Within the 5 (five) business days subsequent to the delivery to Ihe Destination, Auto Italia must ask for the Local Agent’s intervention appointed by the Insurance Company as follows:

ASIA PACIFIC ADJUSTERS LTD
Wayson Commercial Building, Room 1203, 28 Connaught Road - HK West Sheung Wan -
Phone: 00852-28581229
Fax : 00852-28581933
e-mail : apaltd@netvigator.com

4. The Local Agent must guarantee his intervention within 2 (two) days after Auto Italia’s request.

5. Either should not be possible to find a Local Agent or this la test could not assure his intervention according to the terms mentioned above, Auto Italia must inform the Insurance Company accordingly in order to agree how to act at the following fax number (0039) (011) 0063920.

Auto Italia has to keep the Damaged CONTRACT AUTOMOBILES at the surveyor’s disposal in other words it can’t make any repair works on the Damaged CONTRACT AUTOMOBILE before the Local Agent’s intervention.

Furthermore Auto Italia has also to make a Damage repair estimate which has to be submitted to the Local Agent during the surveyor’s intervention.
Subsequently to the surveyor’s intervention Auto Italia has to make the Damage reimbursement request complete with the following documents:

• a copy of the bill of lading
• a copy of the repair invoice (labour and material costs to be indicated separately)
• a copy of the claim letter addressed to the Carrier who delivered the CONTRACT
AUTOMOBILES
• the Local Agent’s survey report
• a copy of the CONTRACT AUTOMOBILES purchase invoice
• any other useful information
• photos of the Damage

It is very important that the Damage reimbursements request are submitted timely to the Insurance Company the following address:
• AUGUSTA ASSICURAZIONI S.P.A. - Ufficlo Assunzioni e Sinistri Trasporti - Via Morgan, 19- 10125 Torino- Italia.

The Damage reimbursement request can be anticipated by fax (at the following fax number (0039) (011) 0063920) or by e-mail (at the following e-mail address: laura.chiaberto@augusta.it).

All the above in order to avoid the prescription terms expiry and at the same time to protect the Insurance Company’s right to undertake the recovery action towards all possible third parties responsible for the Damage occurred. In the case of the transit in question the right to claim for the Damage occurred during the transport is time-barred one year after the CONTRACT AUTOMOBILES arrival date at its final destination.

The Damage settlement will be done in the following way:

•Within 20(twenty) days after the receipt of the Damage reimbursement request complete with all the necessary documents the Insurance Company will issue a “settlement form” which will have to be returned signed as accepted by Auto ltalia.

•The Insurance Company within 20(twenty) days after the receipt of the settlement form duly signed as accepted will make the bank transfer according to the information given by Auto Italia.
During the CONTRACT AUTOMOBILES transports in the various stages from the Maserati plant up to the Destination in order that the claim handling is managed correctly an accurate visual check relevant to the vehicle/s condition will be done n contradictory between the parties (between who is about to deliver the CONTRACT AUTOMOBILES and between who is about to receive the CONTRACT AUTOMOBILES) and in addition to all the above all the Damage, shortages and ascertained anomalies will be written formally on the transport documents.

Enclosure “B”

MASERATI- HONG KONG MARKET
Packing, freight and insurance PRICE LIST

Currency : USD

Value per car
20’ container:
40’ container:

Enclosure “C”

MASERATI- HONG KONG MARKET
Auto Italia facility address

1.	No. 90 Sung Wong Toi Road, Tokwawan, Kowloon, HONG KONG

2.	1/F, Wang Yip Industrial Building, No. 1, Elm Street, Tai Kok Tsui, Kowloon, HONG KONG

3.	Ap Lei Chau 3S Centre, Horizon Plaza, GIF, Unit I to 8 & 12, No. 2 Lee Wing Street, Ap Lei Chau, HONG KONG